UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2017
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________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
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(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 2, 2017, Platform Specialty Products Corporation ("Platform") issued a press release announcing its financial results for the three and nine months ended September 30, 2017. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"), within the press release, Platform has provided the following non-GAAP financial measures: EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA guidance, adjusted earnings (loss) per share and organic sales growth. Platform also evaluates and presents its results of operations on a constant currency basis.
Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis in terms of absolute performance, trends and expected future performance with respect to Platform's business. Management believes that these non-GAAP financial measures provide investors with an additional perspective on trends and underlying operating results on a period-to-period comparable basis. Platform also believes that investors find this information helpful in understanding the ongoing performance of its operations separate from items that may have a disproportionate positive or negative impact on Platform's financial results in any particular period. These non-GAAP financial measures, however. are not prepared in accordance with GAAP, and may not be indicative of the results that Platform expects to recognize for future periods. In addition, these non-GAAP financial measures may differ from measures that other companies may use. Non-GAAP information is therefore supplemental in nature and should not be considered in isolation, or a substitute for, or superior to, the related financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures provided in the press release. For definitions of Platform's non-GAAP measures and a description of non-GAAP adjustments, see also the notes to the financial tables and section IV. Non-GAAP Measures included in the press release.
The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated November 2, 2017, reporting Platform's financial results for the three and nine months ended September 30, 2017 (furnished only).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION
(Registrant)
November 2, 2017	/s/ John P. Connolly
(Date)	John P. Connolly
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release, dated November 2, 2017, reporting Platform's financial results for the three and nine months ended September 30, 2017 (furnished only).